UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
              ---------------------------------------------------

                        NATIONAL FILING AGENTS, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

               NEVADA                                76-0720654
   -------------------------------                -----------------
   (State or other Jurisdiction of                (I.R.S. Employer
   Incorporation or Organization)                 Identification No.)


              3415 Ocatillo Mesa Way, Las Vegas, NV           89031
          ----------------------------------------------   -----------
            (Address of Principal Executive Offices)       (Zip Code)

                          Edward C. Zimmerman, III
                           3415 Ocatillo Mesa Way
                         North Las Vegas, NV  89031
                             (702) 277-5916
        ---------------------------------------------------------
        (Name, address and telephone number of agent for service)

Securities to be registered pursuant to Section 12(b) of the Act:  None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-139439

Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock, $0.001 par value
                      ------------------------------
                             (Title of Class)





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               INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered

The description of the Common Stock of the Company is set forth under the caption "Description of Securities" in the Company's Registration Statement on Form SB-2 (File No.333-139439) initially filed with the Securities and Exchange Commission (the "Commission") on December 18, 2006, and in the prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

Item 2.  Exhibits

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       EXHIBITS
    SEC REFERENCE     TITLE OF DOCUMENT                   FILED
        NUMBER
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         3.1          Articles of Incorporation           *
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         3.2          Bylaws of the Registrant            *
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* Expressly incorporated by reference to the exhibits of the same number in the
  Registrant's registration Statement on Form SB-2, filed on December 18, 2006.

                                  SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        NATIONAL FILING AGENTS, INC.

Date:  January 22, 2007           By:  /s/ Edward C. Zimmerman, III
                                       ---------------------------------------
                                           Edward C. Zimmerman, III
                                           Title: President, Chief Executive
                                           Officer, Chief Financial Officer,
                                           Secretary and Director (Principal
                                           Executive, Financial, and Accounting
                                           Officer)


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